KEMPER EQUITY FUNDS/VALUE STYLE
                      Kemper-Dreman Financial Services Fund

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999
                            ------------------------

The Board of Trustees and shareholders have approved a change in the Kemper-Dreman Financial Services Fund's (the "fund") sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a "diversified" company to a "non-diversified" company. As a result of this change, the fund will no longer be required to comply with the diversification requirements of the 1940 Act, thus allowing it to invest a greater percentage of its assets in a smaller number of issuers.

The following disclosure is added to the "Principal risks" section of the Prospectus for Kemper-Dreman Financial Services Fund:

Non-diversified. Because the fund is "non-diversified," the fund may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

October 19, 1999